UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                                 March 20, 2006
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



       Michigan                       001-32428               30-0030900
(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                        Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
                         Registrant's telephone number,
                               including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 20, 2006, Steelbank Tubular, Inc. ("Steelbank"), a wholly owned subsidiary of the Registrant, entered into an Agreement of Purchase and Sale with Agellan Investments Inc. for the sale and leaseback of all of the land and buildings of the Company's operations located at 2495 Haines Road, Mississauga, Ontario, Canada (the "Property"). The purchase price for the Property is approximately $5.5 million (Cdn. $6.4 million). The rent to be payable by the Company is $401,375 (Cdn. $465,595) per year in years one thorough five, and $439,240 (Cdn. $509,519) per year in years six through ten, of the lease. The transaction is subject to certain closing conditions and is scheduled to close on or before May 26, 2006.

The proceeds from the transaction are $5.5 million (Cdn. $6.4 million). Steelbank will use the proceeds to retire mortgages on the Property of $4.5 million (Cdn. $5.2 million), complete roof improvements of $215,500 (Cdn. $250,000) and have available for operational purposes approximately $690,000 (Cdn. $800,000) after fees and expenses of approximately $130,000 (Cdn $150,000).

The amounts in Canadian dollars are converted at the exchange rate in effect on March 20, 2006 (1 USD = 1.16 Cdn.).


Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit 99.1. Agreement of Purchase and Sale by and between Agellan Investments, Inc. and Steelbank Tubular, Inc. dated March 20, 2006. (Exhibits and Schedules omitted. Copies of same shall be furnished upon request).

Exhibit 99.2. News Release dated March 27, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 24, 2006

                                 TARPON INDUSTRIES, INC.


                                 By: /s/ J. Peter Farquhar
                                     ------------------------------------
                                     J. Peter Farquhar
                                     Chief Executive Officer